UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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Trimble Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 02, 2017
Meeting Information
TRIMBLE INC.
Meeting Type: Annual Meeting
For holders as of: March 06, 2017
Date: May 02, 2017
Time: 5:30 PM PDT
Location: 945 Stewart Drive
Orion Conference Room
Sunnyvale, California 94085
You are receiving this communication because you hold shares in the above named company.
TRIMBLE INC.
935 Stewart Drive
Sunnyvale, CA 94085
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. 10K/Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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3) BY E-MAIL*: sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
01 Steven W. Berglund 02 Merit E. Janow 03 Ulf J. Johansson 04 Meaghan Lloyd 05 Ronald S. Nersesian
06 Mark S. Peek 07 Nickolas W. Vande Steeg 08 Kaigham (Ken) Gabriel
The Board of Directors recommends you vote FOR the following proposal:
2. To hold an advisory vote on approving the compensation for our Named Executive Officers.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
3. To hold an advisory vote on the frequency of holding a vote on approving the compensation for our Named Executive Officers.
The Board of Directors recommends you vote FOR proposals 4, 5 and 6.
4. To ratify the appointment of Ernst & Young LLP as the independent auditor of the Company for the current fiscal year ending December 29, 2017.
5. To approve amendments to the Company’s Amended and Restated 2002 Stock Plan, including to increase the number of shares authorized for issuance by 12,000,000.
6. To approve amendments to the Company’s Amended and Restated Employee Stock Purchase Plan, including to extend the term of the plan.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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